SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K/A

                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): February 10, 2004

                          Cygni Investments, Inc.
                         --------------------------
           (Exact Name of Registrant as Specified in Its Charter)


                                   Nevada
                                  -------
               (State of Other Jurisdiction of Incorporation)


     000-31165                                        88-0442584
-----------------------                    --------------------------------
(Commission File Number)                  (IRS Employer Identification No.)

3857 Birch Street, #606, Newport Beach, California                 92660
--------------------------------------------------                -------
   (Address of Principal Executive Offices)                      (Zip Code)

                               (949) 644-0095
                              ---------------
            (Registrant's Telephone Number, Including Zip Code)



       (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

We are filing this 8-K/A to report the merger of our former accountants into a successor entity, which entity will continue as our independent auditor.

Our independent auditors, Bierwolf, Nilson & Associates, Certified Public Accountants, informed us that on February 10, 2004, that firm had merged its operations into Chisholm, Bierwolf & Nilson, LLC, and was therefore effectively resigning as our auditors. Bierwolf, Nilson & Associates had audited our financials statements for the two fiscal years ended December 31, 2002 and 2001 and its reports for each of the two fiscal years did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Bierwolf, Nilson & Associates on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years or any subsequent interim period preceding the date of resignation.

During the two most recent fiscal years ended December 31, 2002 and 2001, and through February 10, 2004, we did not consult with Chisholm, Bierwolf & Nilson, LLC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Chisholm, Bierwolf & Nilson, LLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

On February 10, 2004, our board of directors met as a group and determined to engage Chisholm, Bierwolf & Nilson, LLC as our independent auditors to audit our year ended December 31, 2003. Except with respect to normal communications had with our prior auditors which merged with our new independent auditors neither the Registrant nor anyone on our behalf consulted with the newly engaged accountant regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits

     16.1 Letter from Bierwolf, Nilson & Associates



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Cygni Investments, Inc.


Date: May 26, 2004                           By: /S/ Carl Suter
                                             ----------------------------------
                                             Carl Suter, President